SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                        Date of Report: December 31, 1999

                  METROPOLITAN MORTGAGE & SECURITIES CO., INC.
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             (Exact name of Registrant as Specified in Its Charter)

          Washington                      0-22041            91-0609840
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  (State or other jurisdiction        (Commission          (IRS Employer
       of incorporation)               File Number)    Identification Number)

               601 West First Ave., Spokane, Washington 99201-5015
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               (Address of Principal Executive Offices) (Zip Code)

       Registrant's telephone number, including area code: (509) 838-3111

                                      None
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          (Former Name or Former Address, if Change Since Last Report)

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ITEM 5.  OTHER EVENTS.

         On December 31, 1999, Metropolitan Mortgage & Securities Co., Inc. (the "Registrant") issued and sold to the public, and/or exchanged for outstanding debentures of the Registrant, $25,000,000 in aggregate principal amount of the Registrant's 9% Notes due 2004 (the "Notes"). The Notes have been accepted for listing on the Pacific Exchange, Inc., under the symbol "MMZ.A".

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c) Exhibits

             Exhibit 99.01 Press release dated January 7, 2000.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    METROPOLITAN MORTGAGE & SECURITIES CO., INC.

Date:  January 7, 2000              By: /s/ Bruce Blohowiak
                                       -----------------------------------------
                                       Bruce Blohowiak, Executive Vice President

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                                  EXHIBIT INDEX

Exhibit No.                           Description
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    99.01                  Press Release dated January 7, 2000.